Credit Agreement	12 Months Ended
Dec. 31, 2012
Credit Agreement
5.	Credit Agreement

On March 19, 2012, the Company recapitalized entering into a credit agreement (the Agreement) consisting of a Term A Loan of $57.0 million, a Term B Loan of $79.5 million, and a revolving credit facility of $11.0 million. In connection with the recapitalization, our old credit facility, scheduled to mature in 2012, was extinguished, and our indebtedness on the old facility was paid in full. As of December 31, 2011, the indebtedness on the old facility consisted of $33.2 million under the Term A-2 Loan, $62 million under the Term B Loan and $8.2 million under the line of credit. On June 28, 2012, the Agreement was amended to increase the Term B Loan to $99 million. Payments under the Agreement are as follows (in thousands):

Year Ending December 31,	Amount
2013	$11,040
2014	11,040
2015	11,040
2016	11,040
2017	10,253
Thereafter	93,356

Total	$147,769

Proceeds from the new Term A, Term B, and revolving credit facility borrowings were used along with $14.5 million of our cash to repay our old notes payable and line of credit in the amount of $103.4 million and to redeem 3,897,000 shares of Series A Convertible Preferred Stock plus accrued dividends for a total of $44.0 million. Fees paid in conjunction with the credit agreement totaled $8.1 million, including an agency fee for $1.5 million to an entity associated with our majority stockholder, and an agreement to grant 215,000 shares of Common Stock valued at approximately $2.8 million to an investment bank acting as advisor.

Proceeds from the additional Term B borrowings were used to redeem the remaining 1,399,000 shares of Series A Convertible Preferred Stock outstanding plus accrued dividends for a total of $16.3 million. Fees paid in conjunction with the credit agreement totaled $0.8 million, including an agency fee for $0.2 million to an entity associated with our majority stockholder. Remaining proceeds of $2.3 million were used along with existing cash to pay off the line of credit balance of $4.5 million.

The Term A Loan is charged interest either at Prime (subject to a 2.50% floor) +4.25% or LIBOR (subject to a 1.50% floor) +5.25%, which was 6.75% at December 31, 2012. The Term A loan requires quarterly payments of $2.5 million beginning in June 2012, with the remaining outstanding principal balance due March 19, 2017. As of December 31, 2012, the Term A loan ending balance, including the current portion was $49.5 million.

The Term B loan is charged interest at Prime +4.75% (subject to a 2.50% floor) or LIBOR (subject to a 1.50% floor) +5.75% which was 7.25% at December 31, 2012. The Term B loan requires quarterly payments of $0.2 million beginning in June 2012, with the outstanding principal balance due March 19, 2018. As of December 31, 2012, the Term B loan ending balance, including the current portion was $98.3 million.

The Company has a line of credit under the Agreement which allows for borrowings of up to $11 million. Borrowings accrue interest at Prime + 4.25% or LIBOR + 5.25%, which was 6.75% at December 31, 2012. Both the Prime and the LIBOR alternatives are subject to minimum rate floors. In addition, a facility fee of 0.5% is assessed on the commitment amount. There were no outstanding borrowings under this line of credit at December 31, 2012, and a letter of credit outstanding in the amount of $1.4 million, leaving remaining borrowing capacity under the line of credit of $9.6 million at December 31, 2012. The line of credit expires in March 19, 2017.

The Agreement contains certain restrictive financial covenants, which require, among other things, that we meet a minimum fixed charge coverage ratio of 1.20 and maximum total debt to EBITDA ratio of 3.25. Additionally, these covenants restrict the Company and its subsidiaries’ ability to incur certain types or amounts of indebtedness, incur liens on certain assets, make material changes in corporate structure or the nature of its business, dispose of material assets, engage in a change in control transaction, make certain foreign investments, enter into certain restrictive agreements, or engage in certain transactions with affiliates. We were in compliance with all such covenants at December 31, 2012.

During our March 19, 2012 recapitalization, debt issuance costs of $5.0 million were capitalized, including $1.5 million of agent fees paid to an entity associated with our majority stockholder, and $0.8 million paid to third parties for legal and other services and a grant of 215,044 shares of Common Stock issued as compensation to an investment bank acting as financial advisor valued at approximately $2.8 million, based upon a price of $13 per share. These costs are being amortized to expense over the life of the new loans.

The Company capitalized an additional $0.8 million related to our June 28, 2012 amendment to the Agreement, which included $0.2 million of agent fees paid to an entity associated with our majority stockholders, and $0.04 million paid to third parties for legal and other services. Debt issuance costs are being amortized to interest expense over the life of the new loans. Accumulated amortization of debt issuance costs amounted to $0.9 million at December 31, 2012.

Debt extinguishment costs of $3.7 million were expensed, including $3.3 million of fees paid to lenders, and $0.3 million of unamortized debt issuance costs associated with the old credit facility.